SCUDDER
                                                                     INVESTMENTS


--------------------------------------------------------------------------------
EQUITY/DOMESTIC
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Scudder Select Funds



Scudder Select 500
Fund

Scudder Select 1000
Growth Fund






Annual Report
February 28, 2001

Scudder Select 500 Fund seeks to provide long-term growth and income through investment in selected stocks of companies in the S&P 500(R) Index.

Scudder Select 1000 Growth Fund seeks to provide long-term growth of capital through investment in selected stocks of companies in the Russell 1000(R) Growth Index.

Contents
--------------------------------------------------------------------------------

           4 Letter from the Funds' President

           6 Portfolio Management Discussion

          11 Glossary of Investment Terms


          Select 500 Fund

          12 Performance Update

          14 Portfolio Summary

          16 Investment Portfolio


          Select 1000 Growth Fund

          26 Performance Update

          28 Portfolio Summary

          30 Investment Portfolio


          40 Financial Statements

          44 Financial Highlights

          48 Notes to Financial Statements

          57 Report of Independent Accountants

          58 Tax Information

          59 Officers and Trustees

          60 Investment Products and Services

          62 Account Management Resources

Scudder Select Funds

--------------------------------------------------------------------------------
  Scudder Select 500 Fund
    Class AARP                        ticker symbol SSLFX      fund number 110
    Class S                           ticker symbol SSFFX      fund number 310

  Scudder Select 1000 Growth Fund
    Class AARP                        ticker symbol SSLOX      fund number 211
    Class S                           ticker symbol STHGX      fund number 311
--------------------------------------------------------------------------------

Date of Funds'       o  During a disappointing period for stocks and stock
Inception: 5/17/99      funds both Scudder Select Funds posted negative total
                        returns but exceeded the returns of their comparative indices for the 12-month period ended February 28, 2001.

Total Net Assets as
of 2/28/01--         o  For the most recent fiscal year ended February 28,
                        2001, Scudder Select 500 Fund's total return was
Select 500:             -4.41%, while Scudder Select 1000 Growth Fund's
                        return was -30.62%.
  Class AARP:
  $1 million

  Class S:           o  We believe that a return to more fundamentally-based
  $36 million           investing would benefit both funds to the extent that
                        the stock market stages a sustained recovery.
Select 1000 Growth:

  Class AARP:
  $1 million

  Class S:
  $22 million

Letter from the Funds' President
--------------------------------------------------------------------------------

Dear Shareholders,

During a turbulent period for stocks, Scudder Select 500 Fund and Scudder Select 1000 Growth Fund accumulated negative returns though they continued to outperform their respective benchmarks. For the most recent fiscal year ended February 28, 2001, Scudder Select 500 Fund posted a -4.41% return compared with the -8.19% return of the S&P 500 Index, while Scudder Select 1000 Growth Fund posted a -30.62% total return compared with the -31.13% return of the Russell 1000 Growth Index. Both funds have also outperformed their comparative indices since their May 17, 1999 inception date through the close of the period.

Scudder Select 500 Fund seeks to provide long-term growth and income by investing in selected stocks of the S&P 500 Index, while Scudder Select 1000 Growth Fund seeks long-term growth of capital through investment in selected stocks of the Russell 1000 Growth Index. Both funds seek returns close to their benchmarks, but with less risk. The funds' investment team seeks to outperform the respective benchmarks by eliminating the 20% of stocks from each index that are judged to have the lowest expected returns. They also seek to replicate the fundamental characteristics of the respective indices by selecting stocks from the remaining 80% of available assets.

The multistep investment process used is the same for both Select Funds. First, employing a proprietary computer model, the Select Funds' investment team ranks the stocks within the respective indices on a scale of 1-5 based on their growth prospects, relative valuation, and price momentum. Second, the lowest ranking 20% of stocks in each index are generally excluded from the portfolio. Third, the remaining stocks are weighted to ensure portfolio diversification as well as representation proportionate to the respective indices. And lastly, the funds' portfolio is constantly rebalanced as the rankings and names of stocks within the benchmarks change. The managers believe that if they can meet their goal of outperformance of the indices by 1% each year over 10 years, then both funds will place in the top 10% of their investment categories following the 10-year period. For more information concerning the performance, investment environment, and outlook for the Scudder Select Funds, please read the interview that begins on page 6.

Thank you for your continued investment in the Scudder Select Funds. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Select Funds

        --------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S
           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
        --------------------------------------------------------------------

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 28, 2001

In the following interview, Portfolio Managers Robert Tymoczko, Stephen Marsh, and Mark Berroth discuss the funds' market environment and strategy for their most recent fiscal year ended February 28, 2001.

Q: How did the funds perform over their most recent fiscal year?

A: Both funds posted negative returns during a very difficult environment for stocks, though both outperformed their respective benchmarks during the period. Scudder Select 500 Fund posted a -4.41% return compared with the -8.19% return of the S&P 500 Index, while Scudder Select 1000 Growth Fund posted a -30.62% total return compared with the -31.13% return of the Russell 1000 Growth Index. Both funds have outperformed their respective indices since their May 17, 1999 inception date through the close of the period: since inception through February 28, 2001, the return of the Select 500 Fund was 1.28%, while the return on the S&P 500 Index was -5.44%; for the Select 1000 Fund, the return since inception was -12.45% compared with the -14.19% total return of the Russell 1000 Growth Index.

Q: How would you describe the market environment during this period?

A: The period was one of the more volatile periods for stocks that we've seen. The markets were dominated by a resurgence in value stocks following a one-and-a-half- to two-year period where growth dominated. But one of the notable things about this one-year period was the number of sharp reversals in performance among the various investment styles: one month large-capitalization growth stocks (see "market capitalization" in the glossary on page 11) would dominate, to the exclusion of most other categories, then small-capitalization value stocks would take over, and so forth. That pattern continued throughout much of the 12-month period.

--------------------------------------------------------------------------------
A Sampling of Select 500 Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
--------------------------------------------------------------------------------
   Total returns 2/29/00-2/28/01                                  12 Months
--------------------------------------------------------------------------------
Armstrong Holdings                                                  -80%
Lucent Technologies                                                 -79%
Owens Corning                                                       -78%
Staples, Inc.                                                       -40%
Rite Aid                                                            -25%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
A Sampling of Select 1000 Growth Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
--------------------------------------------------------------------------------
   Total returns 2/29/00-2/28/01                                  12 Months
--------------------------------------------------------------------------------
Northpoint Comm                                                     -99%
PSINet                                                              -97%
Amazon.com                                                          -85%
At Home Corp.                                                       -83%
Novell                                                              -82%
E*Trade Group                                                       -61%
--------------------------------------------------------------------------------


Stocks listed were eliminated prior to the period. Other securities with positive or negative returns are not included in the tables.

Q: What were the implications of this environment for the funds?

A: First, we should point out that in the investment process that the funds use, we don't select stocks based on broad market characteristics such as market capitalization or growth versus value, or by picking certain industries or sectors. We simply try to eliminate the 20% of stocks in each index that we predict will underperform based on stock-specific fundamentals (see "How the Funds Are Managed" and the glossary on page 11 for more information). In evaluating the performance of stock funds not managed using this process, one would typically discuss the different industries or market sectors one favored and how those helped or hurt performance. With the Select Funds we don't pick one industry or sector to favor. And in a period where growth and value and small- and large-capitalization stocks kept trading places in dominating the market, we think that having a process that ignores these factors and simply tries to exclude the weakest stocks from the respective indices helped performance.

Q: What is your outlook for the funds?

A: Following a severe downturn such as the markets have experienced, we believe that many equity investors who based their purchases on price momentum during the bull market for technology stocks will now rely much more on fundamental factors going forward. That should help the Select Funds: the more rational the decision making process, the better off quantitatively based funds such as the Select Funds should be. That's because our stock elimination process is based on fundamental, stock-specific factors.

And where the Scudder Select 1000 Growth Fund was severely impacted by the rush out of technology stocks, we believe that as investors gradually move back into technology companies they're going to really spend the time and do the fundamental research on these companies. Again, that should boost the performance of the fund.

--------------------------------------------------------------------------------

   How the Funds Are Managed

   Scudder Select Funds seek to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000 Growth Fund. (The S&P 500 Index is comprised of 500 leading companies representing every major industry segment, and includes both "growth" and "value" stocks, while the Russell 1000 Growth Index is comprised of companies that are considered to have above-average growth prospects among the 1,000 U.S. companies with the largest market capitalizations.) Both Select Series Funds start with all the companies in the appropriate stock index. We use a disciplined approach to eliminate stocks expected to perform less well, and construct a diversified portfolio from the rest.

   Each Select Fund uses a proprietary computer model to rank all of the companies in the applicable investment universe based on a number of stock-specific characteristics such as growth prospects, price-to-earnings ratio, and stock price momentum (i.e., tracking the general direction of a stock's price). Stocks that rank in the bottom 20% are eliminated from consideration, while the remaining stocks are candidates for the portfolio. This means that Scudder Select 500 Fund will only hold stocks expected to be in the best-performing 80% of the S&P 500; likewise Scudder Select 1000 Growth Fund holds stocks rated in the top 80% of the Russell 1000 Growth Index.

   Stock Selection Process:
   Addition by Subtraction

   After narrowing the list of potential holdings, a portfolio is constructed that takes into account a mix of key stock characteristics such as industry exposure, price-to-earnings ratios, and price volatility. The goal is to keep each fund's level of risk similar to that of the benchmark index, while providing higher returns over time by excluding the lowest-ranked companies in the index. The result should be an improved trade-off between risk and reward. Holdings for both Select Funds are rebalanced on an ongoing basis to reflect changes in the rankings of the stocks within their respective indices over time.

--------------------------------------------------------------------------------

Scudder Select Funds:
A Team Approach to Investing

Scudder Select Funds are managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the funds' management process. Team members work together to develop investment strategies and select securities for the funds' portfolios. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Since 1998 Mr. Tymoczko has been working as a portfolio manager for the Advisor. From 1994 to 1995, Mr. Tymoczko worked as an economic consultant. From 1995 until he joined the Advisor, Mr. Tymoczko worked toward an M.B.A. degree with a concentration in finance and econometrics. He began his investment career in 1992.

Portfolio Manager Stephen Marsh joined the Advisor in August 1997. Since 1997 Mr. Marsh has been working as a portfolio manager for the Advisor. Before joining the Advisor, Mr. Marsh worked as an investment consultant with Wood MacKenzie & Co. and Baring Asset Management. He began his investment career in September 1980.

Portfolio Manager Mark Berroth joined the Advisor in October 1993. Since 2000 Mr. Berroth has been working as a portfolio manager for the Advisor. Before joining the Advisor, Mr. Berroth worked at a medical products supply company. He began his investment career in October 1993.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. To say that you are selecting stocks based on "fundamentals" means that you are selecting them based on some aspects of fundamental research. This is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

           Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

              Market The value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstandingby the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

          Over/Under Refers to the allocation of assets -- usually by sector,
           Weighting industry, or country -- within a portfolio relative to a benchmark index (e.g., the S&P 500 Index), or an investment universe.

      Price/Earnings Price of a stock divided by its earnings per share. A
         Ratio (P/E) widely used gauge of a stock's valuation that indicates (also Earnings what investors are paying for a company's earnings on a per
           Multiple) share basis. A higher earnings multiple indicates a higher investor expectation or growth rate and the potential for greater price fluctuations.

            Standard A statistical measure of the degree to which an Deviation investment's return tends to vary from the mean return.
                     Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

         Value Stock A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, myScudder.com.

Performance Update
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Scudder Select 500 Fund
                   -- Class S                     S&P 500 Index*

    5/99**            10000                            10000
    8/99               9942                             9893
   11/99              10503                            10439
    2/00              10595                            10300
    5/00              10888                            10742
    8/00              11929                            11507
   11/00              10704                             9998
    2/01              10128                             9456

------------------------------------------------------------------------------------
Fund Index Comparison
------------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                                 Average
Period ended 2/28/2001          $10,000             Cumulative           Annual
------------------------------------------------------------------------------------
Scudder Select 500 Fund -- Class S
------------------------------------------------------------------------------------
1 year                         $   9,559               -4.41%               -4.41%
------------------------------------------------------------------------------------
Life of Fund**                 $  10,128                1.28%                 .71%
------------------------------------------------------------------------------------
S&P 500 Index*
------------------------------------------------------------------------------------
1 year                         $   9,181               -8.19%               -8.19%
------------------------------------------------------------------------------------
Life of Fund**                 $   9,456               -5.44%               -3.08%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER SELECT 500 FUND -- CLASS S TOTAL RETURN (%) AND S&P 500 Index* TOTAL RETURN (%)

BAR CHART DATA:

                        Yearly periods ended February 28

                                            2000**     2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                                  5.95      -4.41
--------------------------------------------------------------------------------
Index Total
Return (%)                                  3.01      -8.19
--------------------------------------------------------------------------------
Net Asset
Value ($)                                  12.63      12.03
--------------------------------------------------------------------------------
Income
Dividends ($)                                .08        .05
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                             --         --
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 28, 2001

Scudder Select 500 Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                        The fund pursues a fully
                                                              invested approach.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Common Stocks               99%
    Cash Equivalents             1%
------------------------------------
                               100%
------------------------------------






--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)                             The fund's investment
                                                              approach typically
                                                               results in sector
                                                             weightings that are
                                                          essentially similar to
                                                        the sector weightings of
                                                              the S&P 500 Index.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   16%
    Health                      16%
    Technology                  14%
    Manufacturing               10%
    Communications               9%
    Energy                       8%
    Consumer Staples             8%
    Consumer Discretionary       6%
    Service Industries           5%
    Other                        8%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(25% of Portfolio)                                       The fund's top holdings
                                                               are the result of
  1.     General Electric Co.                               excluding the 20% of
         Producer of electrical equipment                 assets with the lowest
                                                           expected return while
  2.     Exxon Mobil Corp.                                           replicating
         Provider of oil internationally                         the fundamental
                                                          characteristics of the
  3.     Pfizer, Inc.                                           S&P 500 Index by
         Manufacturer of prescription pharmaceuticals      selecting stocks from
         and non-prescription self-medications          among the remaining 80%.

  4.     Microsoft Corp.
         Developer of computer software

  5.     SBC Communications, Inc.
         Provider of telecommunication services

  6.     Johnson & Johnson
         Provider of health care products

  7.     Merck & Co., Inc.
         Manufacturer of pharmaceutical products

  8.     Citigroup, Inc.
         Provider of diversified financial services

  9.     Verizon Communications, Inc.
         Provider of telecommunication services

 10.     American International Group, Inc.
         Provider of insurance services













For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                              as of February 28, 2001
-----------------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

Scudder Select 500 Fund

-----------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
-----------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 5.34%,
    to be repurchased at $182,027 on 3/1/2001**                                 ---------
    (Cost $182,000) .............................................     182,000     182,000
                                                                                ---------

                                                                      Shares
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Common Stocks 99.5%
-----------------------------------------------------------------------------------------

 Consumer Discretionary 6.3%
 Apparel & Shoes 0.5%
 Liz Claiborne, Inc. ............................................         400      19,480
 NIKE, Inc. "B" .................................................       3,900     152,295
 Russell Corp. ..................................................       1,400      26,600
                                                                                ---------
                                                                                  198,375
                                                                                ---------
 Department & Chain Stores 3.9%
 CVS Corp. ......................................................       1,800     109,800
 Consolidated Stores Corp.* .....................................         800      12,408
 Federated Department Stores, Inc.* .............................       5,200     251,420
 Home Depot, Inc. ...............................................       3,300     140,250
 Kohl's Corp.* ..................................................       2,200     145,002
 May Department Stores Co. ......................................         900      35,631
 TJX Companies, Inc. ............................................       5,400     165,132
 The Limited, Inc. ..............................................       1,400      24,710
 Wal-Mart Stores, Inc. ..........................................      10,900     545,981
                                                                                ---------
                                                                                1,430,334
                                                                                ---------
 Home Furnishings 0.0%
 Newell Rubbermaid, Inc. ........................................         400      10,524
                                                                                ---------

 Hotels & Casinos 0.6%
 Carnival Corp. .................................................       3,500     116,690
 Harrah's Entertainment, Inc.* ..................................         600      18,612
 Marriott International, Inc. "A" ...............................       1,800      76,824
                                                                                ---------
                                                                                  212,126
                                                                                ---------
 Restaurants 0.2%
 Brinker International, Inc.* ...................................         900      26,604
 Outback Steakhouse, Inc.* ......................................       1,200      31,920


    The accompanying notes are an integral part of the financial statements.

                                                Shares     Value ($)
--------------------------------------------------------------------------------

 Tricon Global Restaurants, Inc.* ......         400      15,400
                                                       ---------
                                                          73,924
                                                       ---------
 Specialty Retail 1.1%
 BJ's Wholesale Club Inc.* .............         300      13,653
 Circuit City Stores-Circuit City Group        7,000     106,190
 RadioShack Corp .......................       6,200     265,360
                                                       ---------
                                                         385,203
                                                       ---------
 Consumer Staples 8.1%
 Alcohol & Tobacco 1.8%
 Anheuser-Busch Companies, Inc. ........       6,800     297,154
 Philip Morris Companies, Inc. .........       6,300     303,534
 UST, Inc. .............................       1,800      51,912
                                                       ---------
                                                         652,600
                                                       ---------
 Consumer Electronic & Photographic 0.6%
 Eastman Kodak Co. .....................       3,300     148,500
 Energizer Holdings, Inc.* .............       2,433      60,582
 Maytag Corp. ..........................         200       6,700
                                                       ---------
                                                         215,782
                                                       ---------
 Consumer Specialties 0.1%
 American Greeting Corp. "A" ...........       1,700      22,202
                                                       ---------

 Food & Beverage 3.1%
 Albertson's, Inc. .....................       2,245      65,217
 Coca-Cola Co. .........................       2,100     111,363
 General Mills, Inc. ...................         400      17,940
 Kroger Co.* ...........................       4,400     106,656
 PepsiCo, Inc. .........................       4,200     193,536
 Quaker Oats Co. .......................       1,800     175,536
 Ralston Purina Group ..................       7,300     227,614
 Unilever NV (New York shares) .........       3,500     195,650
 Winn-Dixie Stores, Inc. ...............       2,300      58,742
                                                       ---------
                                                       1,152,254
                                                       ---------
 Package Goods/Cosmetics 2.5%
 Avon Products, Inc. ...................       3,000     127,380
 Clorox Co. ............................       3,700     133,052
 International Flavors & Fragrances, Inc.      1,100      22,231
 Kimberly-Clark Corp. ..................       4,500     321,750
 Procter & Gamble Co. ..................       4,300     303,150
                                                       ---------
                                                         907,563
                                                       ---------


    The accompanying notes are an integral part of the financial statements.

                                               Shares      Value ($)
--------------------------------------------------------------------------------

 Health 15.4%
 Health Industry Services 1.1%
 Cardinal Health, Inc. .................         900      91,350
 IMS Health, Inc. ......................       9,100     244,790
 Quintiles Transnational Corp.* ........       1,300      23,400
 Wellpoint Health Networks, Inc.* ......         600      59,310
                                                       ---------
                                                         418,850
                                                       ---------
 Hospital Management 0.6%
 HCA - The Heathcare Co. ...............       2,500      99,000
 Health Management Associates Inc. "A"*          400       6,920
 Manor Care, Inc.* .....................       4,600     112,194
                                                       ---------
                                                         218,114
                                                       ---------
 Medical Supply & Specialty 2.1%
 Abbott Laboratories ...................       6,600     323,334
 Bausch & Lomb, Inc.* ..................         100       5,372
 Baxter International, Inc. ............       1,300     119,717
 Biomet, Inc. ..........................         200       7,763
 Boston Scientific Corp.* ..............       1,300      21,437
 Medtronic, Inc. .......................       5,600     286,608
                                                       ---------
                                                         764,231
                                                       ---------
 Pharmaceuticals 11.3%
 American Home Products Corp. ..........       3,200     197,664
 Bristol-Myers Squibb Co. ..............      10,000     634,100
 Eli Lilly & Co. .......................       4,200     333,732
 Johnson & Johnson .....................       8,400     817,572
 Merck & Co., Inc. .....................       9,500     761,900
 Pfizer, Inc. ..........................      21,275     957,375
 Pharmacia Corp. .......................       2,618     135,351
 Schering-Plough Corp. .................       4,600     185,150
 Watson Pharmaceuticals, Inc.* .........       1,500      83,250
                                                       ---------
                                                       4,106,094
                                                       ---------
 Miscellaneous 0.3%
 Applera Corp.-- Applied Biosystems Group        100       6,910
 CIGNA Corp. ...........................       1,000     109,670
                                                       ---------
                                                         116,580
                                                       ---------
 Communications 9.1%
 Telephone/Communications 8.8%
 AT&T Corp. ............................      14,100     324,300
 BellSouth Corp. .......................      14,800     621,008
 Global Crossing Ltd.* .................       3,400      55,182
 Nortel Networks Corp. .................       4,100      75,809


    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

 Qwest Communications International, Inc.       4,998     184,776
 SBC Communications, Inc. ...............      18,100     863,370
 Sprint Corp. ...........................       6,500     145,340
 Verizon Communications, Inc. ...........      14,292     707,454
 WorldCom, Inc.* ........................      14,800     246,050
                                                        ---------
                                                        3,223,289
                                                        ---------
 Miscellaneous 0.3%
 Avaya, Inc.* ...........................       7,700     107,800
                                                        ---------

 Financial 15.7%
 Banks 6.6%
 Bank One Corp. .........................       3,800     134,026
 Bank of America Corp. ..................       4,200     209,790
 Bank of New York Co., Inc. .............         800      41,424
 Commerce Bankshares, Inc. ..............           1          40
 Fifth Third Bancorp ....................       3,100     166,819
 First Union Corp. ......................       3,200     103,584
 FleetBoston Financial Corp. ............       5,913     243,911
 Golden West Financial Corp. ............       2,000     109,700
 J.P. Morgan Chase & Co. ................       2,440     113,850
 MBNA Corp. .............................       2,300      75,624
 Mellon Financial Corp. .................       2,900     134,299
 PNC Financial Services Group ...........       4,300     298,850
 SunTrust Banks, Inc. ...................       4,400     289,212
 UBS AG .................................         135      21,546
 Wells Fargo & Co. ......................       9,400     466,616
                                                        ---------
                                                        2,409,291
                                                        ---------
 Insurance 4.0%
 Aetna, Inc. ............................       1,700      63,291
 Allstate Corp. .........................       2,900     115,594
 American General Corp. .................         900      68,616
 American International Group, Inc. .....       8,600     703,480
 Aon Corp. ..............................         700      23,989
 Chubb Corp. ............................         500      35,875
 Conseco, Inc. ..........................       4,200      58,884
 Hartford Financial Services Group, Inc.          400      25,540
 Lincoln National Corp. .................       2,200      96,514
 MBIA, Inc. .............................         200      15,196
 MGIC Investment Corp. ..................       1,300      75,335
 MetLife, Inc. ..........................       3,100      95,635


    The accompanying notes are an integral part of the financial statements.

                                            Shares      Value ($)
--------------------------------------------------------------------------------

 PMI Group, Inc. ....................          50       2,801
 UnumProvident Corp. ................       3,200      83,744
                                                    ---------
                                                    1,464,494
                                                    ---------
 Consumer Finance 0.6%
 American Express Co. ...............       2,600     114,088
 Capital One Financial Corp. ........         600      33,150
 Household International, Inc. ......       1,000      57,920
                                                    ---------
                                                      205,158
                                                    ---------
 Other Financial Companies 4.5%
 A.G. Edwards, Inc. .................         600      23,322
 Citigroup, Inc. ....................      14,633     719,651
 Federal Home Loan Mortgage Corp. ...       2,100     138,285
 Federal National Mortgage Association      7,900     629,630
 Legg Mason, Inc. ...................         900      43,056
 Marsh & McLennan Companies, Inc. ...         600      64,200
 TCF Financial Corp. ................         200       7,380
 Washington Mutual, Inc. ............         300      15,411
                                                    ---------
                                                    1,640,935
                                                    ---------
 Media 3.2%
 Broadcasting & Entertainment 1.4%
 AOL Time Warner, Inc.* .............      10,000     440,300
 Viacom, Inc. "B"* ..................         800      39,760
 Walt Disney Co. ....................         400      12,380
                                                    ---------
                                                      492,440
                                                    ---------
 Cable Television 0.7%
 Comcast Corp. "A"* .................       5,600     242,550
                                                    ---------

 Print Media 1.1%
 Gannett Co., Inc. ..................       1,300      85,982
 Harcourt General, Inc. .............         800      44,832
 Tribune Co. ........................       6,900     280,140
                                                    ---------
                                                      410,954
                                                    ---------
 Service Industries 4.7%
 EDP Services 2.4%
 Automatic Data Processing, Inc. ....       6,400     377,600
 Electronic Data Systems Corp. ......       4,200     268,086
 First Data Corp. ...................       3,700     228,512
                                                    ---------
                                                      874,198
                                                    ---------
 Environmental Services 0.0%
 Waste Management, Inc. .............         900      22,833
                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------

 Investment 1.3%
 Lehman Brothers Holdings, Inc. ........     1,600   109,840
 Merrill Lynch & Co., Inc. .............     4,900   293,510
 Morgan Stanley Dean Witter & Co. ......       900    58,617
 Stilwell Financial, Inc. ..............       100     3,190
                                                     -------
                                                     465,157
                                                     -------
 Miscellaneous Commercial Services 0.9%
 Ecolab, Inc. ..........................       100     4,195
 Paychex, Inc. .........................       450    17,972
 Sabre Holdings, Corp.* ................     2,100    90,552
 Siebel Systems, Inc.* .................     1,400    53,550
 Sysco Corp. ...........................     3,400    92,684
 Vivendi Universal SA (ADR) ............     1,040    65,728
                                                     -------
                                                     324,681
                                                     -------
 Miscellaneous Consumer Services 0.1%
 Cendant Corp.* ........................     2,300    30,084
                                                     -------

 Durables 2.9%
 Aerospace 1.7%
 Boeing Co. ............................     4,700   292,340
 Lockheed Martin Corp. .................     2,700   101,142
 Rockwell International Corp. ..........     2,600   119,496
 United Technologies Corp. .............     1,500   116,865
                                                     -------
                                                     629,843
                                                     -------
 Automobiles 1.0%
 Ford Motor Co. ........................    10,816   300,793
 General Motors Corp. ..................     1,100    58,652
                                                     -------
                                                     359,445
                                                     -------
 Construction/Agricultural Equipment 0.2%
 Caterpillar, Inc. .....................     1,700    70,720
                                                     -------

 Telecommunications Equipment 0.0%
 Andrew Corp.* .........................       300     4,500
                                                     -------

 Manufacturing 10.2%
 Chemicals 0.6%
 Dow Chemical Co. ......................     5,100   167,331
 Hercules, Inc. ........................     1,200    16,896
 Praxair, Inc. .........................       400    17,840
                                                     -------
                                                     202,067
                                                     -------


    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

 Containers & Paper 0.0%
 Sealed Air Corp.* ....................         200       7,830
                                                      ---------

 Diversified Manufacturing 6.8%
 General Electric Co. .................      29,800   1,385,700
 Honeywell International, Inc. ........       3,800     177,498
 Loews Corp. ..........................         400      43,468
 Minnesota Mining & Manufacturing Co. .       3,000     338,250
 Tyco International Ltd. ..............       9,449     516,388
                                                      ---------
                                                      2,461,304
                                                      ---------
 Electrical Products 1.0%
 American Power Conversion Corp.* .....         600       7,313
 Emerson Electric Co. .................       3,900     260,910
 Thomas & Betts Corp. .................       5,700     108,756
                                                      ---------
                                                        376,979
                                                      ---------
 Industrial Specialty 0.2%
 QUALCOMM, Inc.* ......................         100       5,481
 Sherwin-Williams Co. .................       3,200      80,320
                                                      ---------
                                                         85,801
                                                      ---------
 Machinery/Components/Controls 1.0%
 Pitney Bowes, Inc. ...................      10,100     343,905
 Visteon Corp. ........................         497       7,157
                                                      ---------
                                                        351,062
                                                      ---------
 Office Equipment/Supplies 0.6%
 Lexmark International, Inc.* .........       4,100     213,200
 Xerox Corp. ..........................       2,200      13,288
                                                      ---------
                                                        226,488
                                                      ---------
 Technology 13.5%
 Computer Software 5.0%
 BMC Software, Inc.* ..................       4,500     135,563
 Citrix Systems, Inc.* ................       3,100      80,600
 Computer Associates International, Inc.      1,900      59,261
 Compuware Corp.* .....................       1,200      12,375
 Comverse Technology, Inc.* ...........         500      37,469
 Intuit, Inc.* ........................         700      28,788
 McDATA Corp. "A"* ....................         257       4,594
 Microsoft Corp.* .....................      15,500     914,500
 Oracle Corp.* ........................      18,100     343,900
 Parametric Technology Corp.* .........      13,400     178,388
 PeopleSoft, Inc.* ....................       1,100      35,475
                                                      ---------
                                                      1,830,913
                                                      ---------


    The accompanying notes are an integral part of the financial statements.

                                             Shares   Value ($)
--------------------------------------------------------------------------------

 Diverse Electronic Products 0.2%
 Dell Computer Corp.* .................       100     2,188
 Solectron Corp.* .....................     2,100    57,225
                                                    -------
                                                     59,413
                                                    -------
 EDP Peripherals 1.0%
 EMC Corp.* ...........................     7,100   282,296
 VERITAS Software Corp.* ..............     1,303    84,614
                                                    -------
                                                    366,910
                                                    -------
 Electronic Components/Distributors 2.1%
 Adaptec, Inc.* .......................    10,500   114,844
 Applied Micro Circuits Corp.* ........     5,300   141,775
 Broadcom Corp. "A"* ..................       500    24,625
 Cisco Systems, Inc.* .................    19,300   457,169
 Jabil Circuit, Inc.* .................       600    13,488
                                                    -------
                                                    751,901
                                                    -------
 Electronic Data Processing 2.0%
 Apple Computer, Inc.* ................     1,100    20,075
 Compaq Computer Corp. ................     5,500   111,100
 Hewlett-Packard Co. ..................       200     5,770
 International Business Machines Corp.      4,700   469,530
 Sun Microsystems, Inc.* ..............     5,500   109,313
 Unisys Corp.* ........................     1,000    16,380
                                                    -------
                                                    732,168
                                                    -------
 Military Electronics 0.2%
 Computer Sciences Corp.* .............       500    29,855
 Raytheon Co. "B" .....................       800    26,568
                                                    -------
                                                    56,423
                                                    -------
 Office/Plant Automation 0.4%
 3Com Corp.* ..........................     1,000     9,125
 Cabletron Systems, Inc.* .............     9,100   122,395
 Novell, Inc.* ........................     1,000     5,938
                                                    -------
                                                    137,458
                                                    -------
 Semiconductors 2.5%
 Intel Corp. ..........................    18,500   528,406
 Linear Technology Corp. ..............     1,000    39,625
 Micron Technology, Inc.* .............     1,900    65,018
 National Semiconductor Corp.* ........       500    10,210
 Sanmina Corp.* .......................     9,200   274,275
 Texas Instruments, Inc. ..............       300     8,865
                                                    -------
                                                    926,399
                                                    -------


    The accompanying notes are an integral part of the financial statements.

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.1%
 Agilent Technologies, Inc.* ..............       1,468      52,848
                                                          ---------

 Energy 7.9%
 Oil & Gas Production 1.2%
 Anadarko Petroleum Corp. .................       1,456      91,000
 Apache Corp. .............................       1,000      58,700
 BP Amoco plc (ADR) .......................       5,204     258,118
 El Paso Corp. ............................         400      28,120
                                                          ---------
                                                            435,938
                                                          ---------
 Oil Companies 5.0%
 Ashland, Inc. ............................         100       3,881
 Chevron Corp. ............................       2,500     214,150
 Exxon Mobil Corp. ........................      13,904   1,126,919
 Royal Dutch Petroleum Co. (New York shares)      7,000     408,310
 Texaco, Inc. .............................       1,000      64,100
                                                          ---------
                                                          1,817,360
                                                          ---------
 Oil/Gas Transmission 0.8%
 Enron Corp. ..............................       3,100     212,350
 Williams Companies, Inc. .................       1,900      79,230
                                                          ---------
                                                            291,580
                                                          ---------
 Oilfield Services/Equipment 0.9%
 Baker Hughes, Inc. .......................       2,100      82,320
 Halliburton Co. ..........................       1,400      55,748
 Schlumberger Ltd. ........................       2,600     165,750
 Tidewater, Inc. ..........................         700      34,090
                                                          ---------
                                                            337,908
                                                          ---------
 Metals & Minerals 0.4%
 Precious Metals 0.2%
 Barrick Gold Corp. .......................       1,600      25,920
 Freeport-McMoRan Copper & Gold, Inc. "B"*        4,000      56,200
                                                          ---------
                                                             82,120
                                                          ---------
 Steel & Metals 0.2%
 Alcoa, Inc. ..............................         400      14,304
 Nucor Corp. ..............................         800      35,360
 Phelps Dodge Corp. .......................         300      13,800
                                                          ---------
                                                             63,464
                                                          ---------
 Transportation 0.9%
 Air Freight 0.1%
 FedEx Corp.* .............................         800      32,744
                                                          ---------


    The accompanying notes are an integral part of the financial statements.

                                                                 Shares       Value ($)
------------------------------------------------------------------------------------

 Airlines 0.5%
 AMR Corp. ...............................................        4,300      142,975
 Southwest Airlines Co. ..................................          750       13,950
 US Airways Group, Inc.* .................................          200        8,260
                                                                          ----------
                                                                             165,185
                                                                          ----------
 Railroads 0.3%
 Burlington Northern Santa Fe Corp. ......................          500       15,005
 Kansas City Southern Industries, Inc. ...................          350        5,243
 Union Pacific Corp. .....................................        1,800       98,892
                                                                          ----------
                                                                             119,140
                                                                          ----------
 Utilities 1.2%
 Electric Utilities
 Duke Energy Corp. .......................................        5,800      236,350
 FPL Group, Inc. .........................................        1,800      117,090
 Southern Co. ............................................        2,900       89,755
                                                                          ----------
                                                                             443,195
                                                                          ----------
------------------------------------------------------------------------------------
Total Common Stocks (Cost $34,726,869)                                    36,277,726
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $34,908,869) (a)               36,459,726
------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $35,223,080. At February 28, 2001, net unrealized appreciation based on tax cost was $1,236,646. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,683,642 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $2,446,996.

     During the year ended February 28, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $37,187,295 and $34,368,928, respectively.

Performance Update
--------------------------------------------------------------------------------

                                                               February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:



Scudder Select 1000 Growth
Fund -- Class S                Russell 1000 Growth Index*

            5/99**  10000             10000
            8/99    10250             10173
           11/99    11300             11289
            2/00    12619             12459
            5/00    12185             12075
            8/00    13820             13575
           11/00    10207              9984
            2/01     8755              8581



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                      Total Return
                               Growth of                             Average
Period ended 2/28/2001          $10,000        Cumulative            Annual
-------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $   6,938         -30.62%              -30.62%
-------------------------------------------------------------------------------
Life of Fund**                 $   8,755         -12.45%               -7.17%
-------------------------------------------------------------------------------
Russell 1000 Growth Index*
-------------------------------------------------------------------------------
1 year                         $   6,887         -31.13%              -31.13%
-------------------------------------------------------------------------------
Life of Fund**                 $   8,581         -14.19%               -8.20%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------




THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE Scudder Select 1000 Growth Fund -- Class S TOTAL RETURN (%) AND Russell 1000 Growth Index* TOTAL RETURN (%)



                                Yearly periods ended February 28

                                            2000**    2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 26.19    -30.62
--------------------------------------------------------------------------------
Index Total
Return (%)                                 24.59    -31.13
--------------------------------------------------------------------------------
Net Asset
Value ($)                                  15.12     10.49
--------------------------------------------------------------------------------
Income
Dividends ($)                                .02        --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                             --        --
--------------------------------------------------------------------------------

* The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------

                                                               February 28, 2001


Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                        The fund pursues a fully
                                                              invested approach.


Common Stocks              100%
------------------------------------
                           100%
------------------------------------




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                           The fund's investment
                                                              approach typically
    Technology                  35%                            results in sector
    Health                      23%                          weightings that are
    Manufacturing               10%                       essentially similar to
    Consumer Discretionary       8%                     the sector weightings of
    Consumer Staples             5%                             the Russell 1000
    Service Industries           5%                                Growth Index.
    Media                        4%
    Communications               3%
    Financial                    3%
    Other                        4%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(40% of Portfolio)                                      The fund's top holdings
                                                              are the result of
  1. General Electric Co.                                  excluding the 20% of
     Producer of electrical equipment                    assets with the lowest
                                                          expected return while
  2. Pfizer, Inc.                                                   replicating
     Manufacturer of prescription pharmaceuticals and           the fundamental
     non-prescription self-medications                   characteristics of the
                                                            Russell 1000 Growth
  3. Microsoft Corp.                                         Index by selecting
     Developer of computer software                       stocks from among the
                                                                 remaining 80%.
  4. Intel Corp.
     Producer of semiconductor memory circuits

  5. Cisco Systems, Inc.
     Manufacturer of computer network products

  6. International Business Machines Corp.
     Manufacturer and operator of computer and business equipment

  7. AOL Time Warner, Inc.
     Provider of entertainment, news and Internet brands across converging forms of media

  8. Merck & Co., Inc.
     Manufacturer of pharmaceutical products

  9. Wal-Mart Stores, Inc.
     Operator of discount stores

 10. Oracle Corp.
     Provider of database management software




For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                     as of February 28, 2001
--------------------------------------------------------------------------------



                                                                       Shares   Value ($)
-----------------------------------------------------------------------------------------

Scudder Select 1000 Growth Fund

-----------------------------------------------------------------------------------------
Common Stocks 100.0%
-----------------------------------------------------------------------------------------

 Consumer Discretionary 7.9%
 Apparel & Shoes 0.3%
 Abercrombie & Fitch Co. "A"* ...................................       2,500      70,900
                                                                                ---------
 Department & Chain Stores 6.3%
 Bed Bath & Beyond, Inc.* .......................................       2,200      54,175
 Best Buy Co., Inc.* ............................................       1,900      77,824
 Dollar Tree Stores, Inc.* ......................................         600      16,688
 Gap, Inc. ......................................................       5,200     141,648
 Home Depot, Inc. ...............................................       4,200     178,500
 Kohl's Corp.* ..................................................       1,400      92,274
 Lowe's Companies, Inc. .........................................       2,400     134,112
 TJX Companies, Inc. ............................................         300       9,174
 Target Corp. ...................................................       3,600     140,400
 Wal-Mart Stores, Inc. ..........................................      11,400     571,026
 Walgreen Co. ...................................................       2,200      97,504
                                                                                ---------
                                                                                1,513,325
                                                                                ---------
 Recreational Products 0.2%
 Harley-Davidson, Inc. ..........................................       1,300      56,355
                                                                                ---------
 Specialty Retail 1.1%
 CDW Computer Centers, Inc.* ....................................         400      13,300
 Circuit City Stores-- Circuit City Group .......................       1,400      21,238
 Herman Miller, Inc. ............................................       1,200      30,750
 RadioShack Corp. ...............................................       4,000     171,200
 Tiffany & Co. ..................................................       1,000      31,110
                                                                                ---------
                                                                                  267,598
                                                                                ---------
 Consumer Staples 4.5%
 Alcohol & Tobacco 0.3%
 Anheuser-Busch Companies, Inc. .................................       1,800      78,660
                                                                                ---------
 Consumer Electronic & Photographic 0.2%
 Energizer Holdings, Inc.* ......................................       1,433      35,682
                                                                                ---------
 Food & Beverage 2.4%
 Albertson's, Inc. ..............................................       1,600      46,480


    The accompanying notes are an integral part of the financial statements.



                                       30

-----------------------------------------------------------------------------------------

                                                                        Shares  Value ($)
-----------------------------------------------------------------------------------------
 Coca-Cola Co. ..................................................       4,000     212,120
 PepsiCo, Inc. ..................................................       5,800     267,264
 Quaker Oats Co. ................................................         400      39,008
 Ralston Purina Group ...........................................         700      21,826
                                                                                ---------
                                                                                  586,698
                                                                                ---------
 Package Goods/Cosmetics 1.6%
 Avon Products, Inc. ............................................         400      16,984
 Colgate-Palmolive Co. ..........................................       2,600     153,530
 Gillette Co. ...................................................       1,400      45,514
 Kimberly-Clark Corp. ...........................................       2,500     178,750
                                                                                ---------
                                                                                  394,778
                                                                                ---------
 Health 23.1%
 Biotechnology 1.4%
 Applera Corp.-- Celera Genomics Group* .........................         100       4,350
 Biogen, Inc.* ..................................................       1,600     114,500
 Chiron Corp.* ..................................................       1,500      70,219
 Human Genome Sciences, Inc.* ...................................         200      10,987
 IDEC Pharmaceuticals Corp.* ....................................         500      28,188
 MedImmune, Inc.* ...............................................       1,600      69,900
 Protein Design Labs, Inc.* .....................................         200      12,525
 Sepracor, Inc.* ................................................         300      15,581
                                                                                ---------
                                                                                  326,250
                                                                                ---------
 Health Industry Services 0.7%
 Cardinal Health, Inc. ..........................................       1,200     121,800
 Express Scripts, Inc. "A"* .....................................         600      53,813
                                                                                ---------
                                                                                  175,613
                                                                                ---------
 Hospital Management 0.2%
 UnitedHealth Group, Inc. .......................................         800      47,384
                                                                                ---------
 Medical Supply & Specialty 3.4%
 Abbott Laboratories ............................................       5,900     289,041
 Bausch & Lomb, Inc.* ...........................................         300      16,116
 Baxter International, Inc. .....................................         600      55,254
 Biomet, Inc. ...................................................       1,350      52,397
 Cytyc Corp.* ...................................................         500      31,437
 Guidant Corp.* .................................................       2,900     147,813
 Medtronic, Inc. ................................................       4,200     214,956
 MiniMed, Inc.* .................................................         200       7,075
                                                                                ---------
                                                                                  814,089
                                                                                ---------
 Pharmaceuticals 16.7%
 ALZA Corp.* ....................................................       1,300      51,415


    The accompanying notes are an integral part of the financial statements.

                                       31

-----------------------------------------------------------------------------------------

                                                                        Shares  Value ($)
-----------------------------------------------------------------------------------------
 Abgenix, Inc.* .................................................         300      10,200
 Allergan, Inc. .................................................       1,200     104,340
 American Home Products Corp. ...................................       3,200     197,664
 Bristol-Myers Squibb Co. .......................................       5,800     367,778
 Cephalon, Inc.* ................................................         200      11,012
 Eli Lilly & Co. ................................................       5,000     397,300
 Forest Laboratories, Inc.* .....................................       1,000      69,530
 IVAX Corp.* ....................................................         500      18,750
 Johnson & Johnson ..............................................       1,219     118,645
 King Pharmaceuticals, Inc.* ....................................         800      36,720
 Merck & Co., Inc. ..............................................       8,900     713,780
 Pfizer, Inc. ...................................................      31,950   1,437,750
 Pharmacia Corp. ................................................       4,700     242,990
 Schering-Plough Corp. ..........................................       6,300     253,575
                                                                                ---------
                                                                                4,031,449
                                                                                ---------
 Miscellaneous 0.7%
 Applera Corp.-- Applied Biosystems Group .......................       1,300      89,830
 Techne Corp.* ..................................................         200       5,387
 Waters Corp.* ..................................................       1,300      85,618
                                                                                ---------
                                                                                  180,835
                                                                                ---------
 Communications 3.3%
 Cellular Telephone 0.2%
 American Tower Corp. "A"* ......................................         800      23,152
 TeleCorp PCS, Inc.* ............................................         900      19,238
 Wireless Facilities, Inc.* .....................................         300       4,050
                                                                                ---------
                                                                                   46,440
                                                                                ---------
 Telephone/Communications 3.1%
 ADC Telecommunications, Inc.* ..................................       3,900      43,387
 AT&T Corp. .....................................................       2,359      54,257
 AT&T Wireless Group* ...........................................       3,000      63,030
 BroadWing, Inc.* ...............................................       1,200      28,224
 JDS Uniphase Corp.* ............................................         340       9,095
 Qwest Communications International, Inc.* ......................       4,804     177,604
 SBC Communications, Inc. .......................................       4,100     195,570
 Time Warner Telecom, Inc. "A"* .................................         600      38,812
 Verizon Communications, Inc. ...................................       1,576      78,012
 WorldCom, Inc.* ................................................       3,900      64,838
                                                                                ---------
                                                                                  752,829
                                                                                ---------
    The accompanying notes are an integral part of the financial statements.


                                       32

-----------------------------------------------------------------------------------------

                                                                        Shares  Value ($)
-----------------------------------------------------------------------------------------

 Miscellaneous 0.0%
 Avaya, Inc.* ...................................................         200       2,800
                                                                                ---------
 Financial 2.5%
 Banks 0.9%
 Knight Trading Group, Inc.* ....................................       1,400      22,750
 MBNA Corp. .....................................................       2,200      72,336
 Northern Trust Corp. ...........................................         800      56,900
 State Street Corp. .............................................         600      60,270
                                                                                ---------
                                                                                  212,256
                                                                                ---------
 Insurance 0.4%
 American International Group, Inc. .............................       1,300     106,340
                                                                                ---------
 Consumer Finance 0.8%
 American Express Co. ...........................................       4,400     193,072
                                                                                ---------
 Other Financial Companies 0.4%
 Citigroup, Inc. ................................................       1,866      91,770
                                                                                ---------
 Media 4.5%
 Advertising 0.4%
 Getty Images, Inc.* ............................................         100       2,513
 Interpublic Group of Companies, Inc. ...........................       1,400      52,640
 TMP Worldwide, Inc.* ...........................................         600      31,388
                                                                                ---------
                                                                                   86,541
                                                                                ---------
 Broadcasting & Entertainment 3.8%
 AOL Time Warner, Inc.* .........................................      17,350     763,920
 StarMedia Network, Inc.* .......................................       2,000       6,000
 USA Networks, Inc.* ............................................       1,500      35,344
 Viacom, Inc. "B"* ..............................................       2,300     114,310
                                                                                ---------
                                                                                  919,574
                                                                                ---------
 Cable Television 0.2%*
 Cablevision Systems Corp. "A"* .................................         200      15,520
 Liberty Digital, Inc.* .........................................       3,500      30,625
                                                                                ---------
                                                                                   46,145
                                                                                ---------
 Print Media 0.1%
 Electronics for Imaging, Inc.* .................................       1,000      24,438
                                                                                ---------
 Service Industries 4.5%
 EDP Services 2.1%
 Automatic Data Processing, Inc. ................................       4,500     265,500


    The accompanying notes are an integral part of the financial statements.

                                       33

-----------------------------------------------------------------------------------------


                                                                       Shares   Value ($)
-----------------------------------------------------------------------------------------
 CSG Systems International, Inc.* ...............................         800      30,150
 Electronic Data Systems Corp. ..................................         700      44,681
 First Data Corp. ...............................................       1,900     117,344
 Micromuse, Inc.* ...............................................         300      12,319
 VeriSign, Inc.* ................................................         922      43,968
                                                                                ---------
                                                                                  513,962
                                                                                ---------
 Investment 0.7%
 Franklin Resources, Inc. .......................................       1,400      58,436
 Goldman Sachs Group, Inc. ......................................         100       9,175
 Stilwell Financial, Inc. .......................................       1,000      31,900
 T. Rowe Price Group, Inc. ......................................       1,900      67,806
                                                                                ---------
                                                                                  167,317
                                                                                ---------
 Miscellaneous Commercial Services 1.3%
 CMGI, Inc.* ....................................................       1,000       4,062
 Dycom Industries, Inc.* ........................................         500       7,650
 NOVA Corp.* ....................................................       3,100      58,931
 Paychex, Inc. ..................................................         200       7,988
 Redback Networks, Inc.* ........................................         400      12,344
 Sabre Group Holdings, Inc. "A"* ................................         400      17,248
 Siebel Systems, Inc.* ..........................................       2,000      76,500
 Sysco Corp. ....................................................       4,000     109,040
 United Parcel Service, Inc. "B" ................................         300      16,959
                                                                                ---------
                                                                                  310,722
                                                                                ---------
 Miscellaneous Consumer Services 0.3%
 Akamai Technologies, Inc.* .....................................         200       3,388
 eBay, Inc.* ....................................................         400      15,331
 Infospace.com, Inc.* ...........................................       1,000       3,813
 Peregrine Systems, Inc.* .......................................       1,800      44,325
                                                                                ---------
                                                                                   66,857
                                                                                ---------
 Miscellaneous 0.1%
 Metris Co., Inc. ...............................................       1,100      24,156
                                                                                ---------
 Durables 1.8%
 Aerospace 0.1%
 Boeing Co. .....................................................         400      24,880
                                                                                ---------
 Leasing Companies 0.1%
 Comdisco, Inc. .................................................       1,500      19,125
                                                                                ---------
 Telecommunications Equipment 1.6%
 Andrew Corp.* ..................................................       1,100      16,500


    The accompanying notes are an integral part of the financial statements.

                                       34

-----------------------------------------------------------------------------------------

                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------
 CIENA Corp.* ...................................................       1,600     107,500
 Lucent Technologies, Inc. ......................................      16,400     190,076
 Scientific-Atlanta, Inc. .......................................       1,200      56,280
 Tellabs, Inc.* .................................................         200       8,713
                                                                                ---------
                                                                                  379,069
                                                                                ---------
 Manufacturing 10.4%
 Containers & Paper 0.1%
 Sealed Air Corp.* ..............................................         600      23,490
                                                                                ---------
 Diversified Manufacturing 8.4%
 General Electric Co. ...........................................      42,900   1,994,850
 Tyco International Ltd. ........................................         740      40,441
                                                                                ---------
                                                                                2,035,291
                                                                                ---------
 Electrical Products 0.1%
 Ditech Communications Corp.* ...................................       1,400      12,556
 Power-One, Inc.* ...............................................         100       1,775
                                                                                ---------
                                                                                   14,331
                                                                                ---------
 Hand Tools 0.1%
 Black & Decker Corp. ...........................................         700      29,057
 Industrial Specialty 1.0%
 Avanex Corp.* ..................................................         300       5,812
 Novellus Systems, Inc.* ........................................         700      27,038
 Polycom, Inc.* .................................................       1,300      28,275
 QUALCOMM, Inc.* ................................................       3,300     180,881
                                                                                ---------
                                                                                  242,006
                                                                                ---------
 Machinery/Components/Controls 0.3%
 Illinois Tool Works, Inc. ......................................         900      54,495
 Newport Corp. ..................................................         100       4,887
                                                                                ---------
                                                                                   59,382
                                                                                ---------
 Office Equipment/Supplies 0.4%
 Lexmark International, Inc.* ...................................       1,500      78,000
 Xerox Corp. ....................................................       3,900      23,556
                                                                                ---------
                                                                                  101,556
                                                                                ---------
 Technology 34.8%
 Computer Software 10.4%
 Adobe Systems, Inc. ............................................       2,400      69,750
 Agile Software Corp.* ..........................................       1,900      41,444
 Art Technology Group, Inc.* ....................................       1,200      29,175
 BEA Systems, Inc.* .............................................       1,200      46,050
 BMC Software, Inc.* ............................................       1,300      39,162

    The accompanying notes are an integral part of the financial statements.


                                       35

-----------------------------------------------------------------------------------------


                                                                       Shares   Value ($)
-----------------------------------------------------------------------------------------

 Brocade Communications Systems, Inc.* ..........................         800      31,050
 CNET Networks, Inc.* ...........................................         200       2,487
 Computer Associates International, Inc. ........................       3,400     106,046
 Compuware Corp.* ...............................................       2,000      20,625
 Comverse Technology, Inc.* .....................................         800      59,950
 Exodus Communications, Inc.* ...................................         400       5,850
 Extreme Networks, Inc.* ........................................       2,200      49,741
 i2 Technologies, Inc.* .........................................         300       8,062
 Intuit, Inc.* ..................................................       1,200      49,350
 Macromedia, Inc.* ..............................................         300       8,794
 Macrovision Corp.* .............................................         100       4,006
 McDATA Corp. "A"* ..............................................         357       6,381
 Micrel, Inc.* ..................................................         300       8,438
 Microsoft Corp.* ...............................................      19,900   1,174,100
 NVIDIA Corp.* ..................................................         300      13,406
 NaviSite, Inc.* ................................................       3,400       6,481
 Openwave Systems, Inc.* ........................................       1,561      57,513
 Oracle Corp.* ..................................................      23,000     437,000
 Parametric Technology Corp.* ...................................       3,300      43,931
 PeopleSoft, Inc.* ..............................................       1,800      58,050
 RSA Security, Inc.* ............................................         400      19,000
 Rational Software Corp.* .......................................       1,600      55,900
 Red Hat, Inc.* .................................................         400       2,575
 Sycamore Networks, Inc.* .......................................         500       9,062
 Synopsys, Inc.* ................................................         600      32,588
 TIBCO Software, Inc.* ..........................................       1,000      13,500
 Wind River Systems, Inc.* ......................................         300       7,050
                                                                                ---------
                                                                                2,516,517
                                                                                ---------
 Diverse Electronic Products 0.8%
 Dell Computer Corp.* ...........................................       5,100     111,562
 Molex, Inc. ....................................................         300      10,894
 Solectron Corp.* ...............................................       1,200      32,700
 Teradyne, Inc.* ................................................         900      28,107
                                                                                ---------
                                                                                  183,263
                                                                                ---------
 EDP Peripherals 2.8%
 Ariba, Inc.* ...................................................       4,500      74,250
 EMC Corp.* .....................................................       9,400     373,744
 Mercury Interactive Corp.* .....................................         400      25,175
 Network Appliance, Inc.* .......................................       1,500      44,625
 Symbol Technologies, Inc. ......................................         750      34,762


    The accompanying notes are an integral part of the financial statements.


                                       36


-----------------------------------------------------------------------------------------


                                                                      Shares    Value ($)
-----------------------------------------------------------------------------------------

 VERITAS Software Corp.* ........................................       1,800     116,888
                                                                                ---------
                                                                                  669,444
                                                                                ---------
 Electronic Components/Distributors 5.0%
 Analog Devices, Inc.* ..........................................       1,800      67,140
 Applied Micro Circuits Corp.* ..................................       1,800      48,150
 Broadcom Corp. "A"* ............................................         800      39,400
 Cisco Systems, Inc.* ...........................................      34,500     817,219
 Gateway, Inc.* .................................................       1,700      29,240
 Juniper Networks, Inc.* ........................................       1,900     122,669
 PMC-Sierra, Inc.* ..............................................         800      26,800
 SCI Systems, Inc.* .............................................         500      10,235
 SanDisk Corp.* .................................................         300       6,488
 Sawtek, Inc.* ..................................................       3,100      51,150
                                                                                ---------
                                                                                1,218,491
                                                                                ---------
 Electronic Data Processing 5.8%
 Compaq Computer Corp. ..........................................       3,300      66,660
 Hewlett-Packard Co. ............................................       6,800     196,180
 International Business Machines Corp. ..........................       8,100     809,190
 Internet Security Systems, Inc.* ...............................         100       5,575
 Sun Microsystems, Inc.* ........................................      16,100     319,987
 Unisys Corp.* ..................................................         500       8,190
                                                                                ---------
                                                                                1,405,782
                                                                                ---------
 Military Electronics 0.1%
 L-3 Communications Holdings, Inc.* .............................         200      16,396
                                                                                ---------
 Office/Plant Automation 0.3%
 3Com Corp.* ....................................................       3,900      35,588
 Palm, Inc.* ....................................................       2,131      37,026
                                                                                ---------
                                                                                   72,614
                                                                                ---------
 Precision Instruments 0.1%
 Finisar Corp.* .................................................         200       2,362
 Lam Research Corp.* ............................................       1,400      30,100
                                                                                ---------
                                                                                   32,462
                                                                                ---------
 Semiconductors 8.2%
 Advanced Micro Devices, Inc.* ..................................       1,200      25,800
 Applied Materials, Inc.* .......................................       2,700     114,075
 Atmel Corp.* ...................................................       1,900      19,950
 Cree, Inc.* ....................................................         300       6,300
 Cypress Semiconductor Corp.* ...................................         300       5,874
 Emulex Corp.* ..................................................       1,000      30,812
 Integrated Device Technology, Inc.* ............................         500      14,469


    The accompanying notes are an integral part of the financial statements.


                                       37


-----------------------------------------------------------------------------------------


                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------
 Intel Corp. ....................................................      34,900     996,831
 KLA - Tencor Corp.* ............................................         900      32,175
 LSI Logic Corp.* ...............................................       1,500      24,165
 Lattice Semiconductor Corp.* ...................................       1,000      18,500
 Linear Technology Corp. ........................................       2,200      87,175
 Maxim Integrated Products, Inc.* ...............................       1,100      50,737
 Microchip Technology, Inc.* ....................................         600      14,325
 Micron Technology, Inc.* .......................................       4,200     143,724
 QLogic Corp.* ..................................................         100       3,737
 Sanmina Corp.* .................................................       2,200      65,588
 Semtech Corp.* .................................................         400      10,025
 Texas Instruments, Inc. ........................................       8,360     247,038
 TranSwitch Corp.* ..............................................       1,300      26,081
 TriQuint Semiconductor, Inc.* ..................................         400       7,275
 Vitesse Semiconductor Corp.* ...................................         900      35,494
                                                                                ---------
                                                                                1,980,150
                                                                                ---------
 Miscellaneous 1.3%
 Agilent Technologies, Inc.* ....................................       2,334      84,024
 Amkor Technology, Inc.* ........................................         400       6,525
 Commerce One, Inc.* ............................................       1,000      17,438
 Corning, Inc. ..................................................       4,500     121,950
 Homestore.com, Inc.* ...........................................       1,800      53,775
 Kana Communications, Inc.* .....................................       2,900       8,881
 Safeguard Scientifics, Inc.* ...................................       2,800      20,132
                                                                                ---------
                                                                                  312,725
                                                                                ---------
 Energy 1.8%
 Oil & Gas Production 0.4%
 Anadarko Petroleum Corp. .......................................         900      56,250
 Nabors Industries, Inc.* .......................................         900      51,030
                                                                                ---------
                                                                                  107,280
                                                                                ---------
 Oil/Gas Transmission 0.3%
 Enron Corp. ....................................................         900      61,650
                                                                                ---------
 Oilfield Services/Equipment 0.7%
 BJ Services Co.* ...............................................       1,200      91,200
 Halliburton Co. ................................................         700      27,874
 Smith International, Inc.* .....................................         200      15,120
 Weatherford International, Inc. ................................         800      41,624
                                                                                ---------
                                                                                  175,818
                                                                                ---------

    The accompanying notes are an integral part of the financial statements.


                                       38

-----------------------------------------------------------------------------------------


                                                                       Shares   Value ($)
-----------------------------------------------------------------------------------------
 Miscellaneous 0.4%
 Dynegy, Inc. "A" ...............................................       1,800      84,600
                                                                                ---------
 Construction 0.1%
 Building Products
 American Standard Companies, Inc.* .............................         200      11,326
                                                                                ---------
 Transportation 0.4%
 Airlines 0.1%
 US Airways Group, Inc.* ........................................         600      24,780
                                                                                ---------
 Railroads 0.3%
 Kansas City Southern Industries, Inc. ..........................       5,200      77,896
 Utilities 0.4%
 Electric Utilities
 AES Corp.* .....................................................       1,600      86,352
 Calpine Corp.* .................................................         400      17,796
                                                                                ---------
                                                                                  104,148
                                                                                ---------
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $26,669,500)                                         24,128,364
-----------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $26,669,500) (a)                     24,128,364
-----------------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $26,872,419. At February 28, 2001, net unrealized depreciation based on tax cost was $2,744,055. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,346,631 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $5,090,686.

    During the year ended February 28, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $23,940,885 and $18,167,350, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of February 28, 2001
--------------------------------------------------------------------------------

                                                                                        Scudder          Scudder
                                                                                      Select 500      Select 1000
Assets                                                                                   Fund          Growth Fund
-------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (for cost, see
   accompanying investment portfolios)..............................................   $ 36,459,726    $ 24,128,364
Cash ...............................................................................            173            --
Dividends receivable ...............................................................         53,008          10,363
Interest receivable ................................................................             27            --
Receivable for Fund shares sold ....................................................         27,894          14,296
                                                                                       ------------    ------------
Total assets .......................................................................     36,540,828      24,153,023

Liabilities
-------------------------------------------------------------------------------------------------------------------
Due to custodian bank ..............................................................           --             6,110
Notes payable ......................................................................           --           150,000
Payable for Fund shares redeemed ...................................................         10,131          10,548
Accrued management fee .............................................................         15,823           8,711
Other accrued expenses and payables ................................................        112,310          55,083
                                                                                       ------------    ------------
Total liabilities ..................................................................        138,264         230,452
-------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                   $ 36,402,564    $ 23,922,571
-------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ................................................         32,672            --
Net unrealized appreciation (depreciation) on
   investments......................................................................      1,550,857      (2,541,136)
Accumulated net realized gain (loss) ...............................................     (1,195,883)     (2,378,060)
Paid-in capital ....................................................................     36,014,918      28,841,767
Net assets, at value                                                                   $ 36,402,564    $ 23,922,571

Net Asset Value
-------------------------------------------------------------------------------------------------------------------
Class AARP
Net assets applicable to shares outstanding ........................................   $    774,451    $  1,465,412
Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized.................................         64,359         139,830
Net Asset Value, offering and redemption price                                         ----------------------------
   per share........................................................................   $      12.03    $      10.48
                                                                                       ----------------------------
Class S
Net assets applicable to shares outstanding ........................................   $ 35,628,113    $ 22,457,159
Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized.................................      2,961,274       2,140,887
Net Asset Value, offering and redemption price                                         ----------------------------
   per share........................................................................   $      12.03    $      10.49
                                                                                       ----------------------------



    The accompanying notes are an integral part of the financial statements

                                       40



-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Statements of Operations for the year ended February 28, 2001
-------------------------------------------------------------------------------------------------------------------


                                                                                       Scudder         Scudder
                                                                                     Select 500       Select 1000
Investment Income                                                                      Fund           Growth Fund
-------------------------------------------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $3,137 .................................   $    424,233    $    152,991
   and $5, respectively)
Interest ...........................................................................         14,718          17,157
                                                                                       ------------    ------------
Total Income .......................................................................        438,951         170,148
                                                                                       ------------    ------------
Expenses:
Management fee .....................................................................        214,629         191,358
Administrative fee .................................................................         48,168          29,438
Services to shareholders ...........................................................         76,949          90,126
Custodian and accounting fees ......................................................         25,231          29,251
Auditing ...........................................................................         13,561          13,448
Legal ..............................................................................          9,867          13,364
Trustees' fees and expenses ........................................................         20,658          27,360
Reports to shareholders ............................................................          7,718           8,459
Registration fees ..................................................................         13,445          22,732
Other ..............................................................................         10,890           7,239
                                                                                       ------------    ------------
Total expenses, before expense reductions ..........................................        441,116         432,775
Expense reductions .................................................................       (166,679)       (197,590)
                                                                                       ------------    ------------
Total expenses, after expense reductions ...........................................        274,437         235,185
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                164,514         (65,037)
-------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..........................................        179,347      (2,188,720)
Net unrealized appreciation (depreciation) during ..................................     (2,484,022)     (8,372,402)
   the period on investments
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                               (2,304,675)    (10,561,122)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                        $ (2,140,161)   $(10,626,159)
-------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements




                                       41






-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets-- Scudder Select 500 Fund
-------------------------------------------------------------------------------------------------------------------

                                                                                                     For the Period
                                                                                                      May 17, 1999
                                                                                                      (commencement
                                                                                      For the Year   of operations)
                                                                                     Ended February  to February 29,
Increase (Decrease) in Net Assets                                                      28, 2001         2000
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .......................................................   $    164,514    $    136,554
Net realized gain (loss) on investment
   transactions.....................................................................        179,347      (1,134,145)
Net unrealized appreciation (depreciation) on
   investment transactions during the period........................................     (2,484,022)      3,187,182
                                                                                       ------------    ------------
Net increase (decrease) in net assets resulting
   from operations..................................................................     (2,140,161)      2,189,591
                                                                                       ------------    ------------
Distributions to shareholders from:
Net investment income:
  Class AARP .......................................................................         (1,638)           --
  Class S ..........................................................................       (128,954)       (178,394)
Tax return of capital -- Class S ...................................................           --           (40,055)
                                                                                       ------------    ------------
Total distributions ................................................................       (130,592)       (218,449)
                                                                                       ------------    ------------
Fund share transactions:
Proceeds from shares sold ..........................................................     13,250,953      47,406,748
Net assets acquired in tax-free reorganization .....................................      3,006,967            --
Reinvestment of distributions ......................................................        127,398         210,986
Cost of shares redeemed ............................................................    (10,680,180)    (16,621,897)
                                                                                       ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions...............................................................      5,705,138      30,995,837
                                                                                       ------------    ------------
Increase (decrease) in net assets ..................................................      3,434,385      32,966,979
Net assets at beginning of period ..................................................     32,968,179           1,200

Net assets at end of period (including
   undistributed net investment income of $32,672                                      ------------    ------------
   at February 28, 2001)............................................................      $ 36,402,564 $ 32,968,179
                                                                                       ------------    ------------


     The accompanying notes are an integral part of the financial statements

                                       42

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Scudder Select 1000 Growth Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                                   For the Period
                                                                                                    May 17, 1999
                                                                                   For the Year    (commencement of
                                                                                  Ended February     operations) to
Increase (Decrease) in Net Assets                                                    28, 2001     February 29, 2000
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................................................... $    (65,037)   $     17,782
Net realized gain (loss) on investment
   transactions.....................................................................   (2,188,720)       (190,242)
Net unrealized appreciation (depreciation) on
   investment transactions during the period .......................................   (8,372,402)      5,831,266
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting
   from operations..................................................................  (10,626,159)      5,658,806
                                                                                     ------------    ------------
Distributions to shareholders from:
Net investment income:
  Class S ..........................................................................         --           (42,087)
                                                                                     ------------    ------------
Fund share transactions:
Proceeds from shares sold ..........................................................   15,359,552      31,911,408
Reinvestment of distributions ......................................................         --            40,564
Cost of shares redeemed ............................................................   (9,737,878)     (8,642,835)
                                                                                     ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions...............................................................    5,621,674      23,309,137
                                                                                     ------------    ------------
Increase (decrease) in net assets ..................................................   (5,004,485)     28,925,856
Net assets at beginning of period ..................................................   28,927,056           1,200
                                                                                     ------------    ------------
Net assets at end of period ........................................................ $ 23,922,571    $ 28,927,056
                                                                                     ------------    ------------



    The accompanying notes are an integral part of the financial statements

Financial Highlights
--------------------------------------------------------------------------------
Scudder Select 500 Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.
Class AARP

--------------------------------------------------------------------------------
                                                                        2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.59
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                                        .08
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (1.60)
--------------------------------------------------------------------------------
  Total from investment operations                                     (1.52)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                 (.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $12.03
--------------------------------------------------------------------------------
Total Return (%) (c)                                                   (11.23)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          .77*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .63*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                95
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

Scudder Select 500 Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

-------------------------------------------------------------------------------
                                                              2001(c)  2000(d)
-------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.63  $12.00
-------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                               .06     .07
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (.61)     .64
-------------------------------------------------------------------------------
  Total from investment operations                             (.55)     .71
-------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                        (.05)   (.06)
-------------------------------------------------------------------------------
Tax return of capital                                             --   (.02)
-------------------------------------------------------------------------------
  Total distributions                                          (.05)   (.08)
-------------------------------------------------------------------------------
Net asset value, end of period                                $12.03  $12.63
-------------------------------------------------------------------------------
Total Return (%) (e)                                          (4.41)  5.95**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            36      33
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.22(f)  1.99*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .76(f)    .75*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .46    .52*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       95     53*
-------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c)      For the year ended February 28.

(d)      For the period May 17, 1999 (commencement of operations) to February
         29, 2000.

(e) Total return would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.20% and .75%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Scudder Select 1000 Growth Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                         2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $14.80
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                                       (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (4.29)
--------------------------------------------------------------------------------
  Total from investment operations                                      (4.32)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                     --
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.48
--------------------------------------------------------------------------------
Total Return (%) (c)                                                    (29.19)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .78*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 60
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

Scudder Select 1000 Growth Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

--------------------------------------------------------------------------------
                                                               2001(c)  2000(d)
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.12   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (b)                             (.03)      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                (4.60)     3.13
--------------------------------------------------------------------------------
  Total from investment operations                            (4.63)     3.14
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                           --    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                $10.49   $15.12
--------------------------------------------------------------------------------
Total Return (%) (e)                                          (30.62)  26.19**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            22       29
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.42(g)   2.37*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .77(g)   .76(f)*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.21)     .10*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       60      39*
--------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c)      For the year ended February 28.

(d)      For the period May 17, 1999 (commencement of operations) to February
         29, 2000.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Ratio of operating expenses, excluding interest, to average net assets would have been .75%.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.39% and .75%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (the "Funds") are diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Funds commenced offering multiple classes of shares. Existing shares of the Funds were redesignated as Class S and the Funds commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Effective December 29, 2000, Class S shares of the Funds are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, neither Fund paid any federal income taxes and no federal income tax provision was required.

At February 28, 2001, Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $709,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($552,000) and February 28, 2009 ($157,000), the
respective expiration dates, whichever occurs first.

At February 28, 2001, Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($181,000) and February 28, 2009 ($746,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through February 28, 2001, Scudder Select 1000 Growth Fund incurred approximately $1,250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended February 28, 2002.

In addition, Scudder Select 500 Fund inherited approximately $132,000 of capital losses from its merger (see Note F) with Scudder Tax Managed Growth Fund, which may be applied against any realized net taxable capital gains in future years or until February 29, 2008, the expiration date, subject to certain limitations imposed by sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for Scudder Select 500 Fund and annually for Scudder

Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Funds adopted a new Investment Management Agreement and entered into an Administrative Agreement. These agreements were effective August 28, 2000 for Scudder Select 500 Fund and October 2, 2000 for Scudder Select 1000 Growth Fund. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.70% for Scudder Select 500 Fund and 0.70% for Scudder Select 1000 Growth Fund, of each Fund's average daily net assets computed and accrued daily and payable monthly.

Effective August 28, 2000, Scudder Select 500 Fund, and effective October 2, 2000, Scudder Select 1000 Growth Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the fee rate. The management fee payable under the Management Agreement for Scudder Select 500 Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Select 1000 Growth Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

The Advisor and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Funds until June 30, 2001 in order to maintain the annualized expenses of each Fund at not more than 0.75% of average daily net assets. For the year ended February 28, 2001, the Advisor did not impose a portion of its management fee for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, amounting to $120,976 and $133,560, respectively, and the amount imposed aggregated $93,653 and $57,798, which is equivalent to an annual effective rate of 0.26% and 0.19% of the Funds' average daily net assets.

Administrative Fee. Effective August 28, 2000, Scudder Select 500 Fund, and effective October 2, 2000, Scudder Select 1000 Growth Fund, as approved by the Funds' Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Funds (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Funds and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the

Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 28, 2000 through February 28, 2001 for Scudder Select 500 Fund and for the period October 2, 2000 through February 28, 2001 for Scudder Select 1000 Growth Fund, the Administrative Agreement expense charged to the Funds amounted to $48,168 and $29,438, respectively, of which $7,901 and $4,935 is unpaid at February 28, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for each Fund. Prior to August 28, 2000, SSC did not impose a portion of its fee for Scudder Select 500 Fund amounting to $12,707 and the amount imposed amounted to $55,181, of which all is unpaid at February 28, 2001. Prior to October 2, 2000, SSC did not impose a portion of its fee for Scudder Select 1000 Growth Fund amounting to $34,911 and the amount imposed amounted to $54,514, of which $31,881 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. Prior to August 28, 2000, SFAC did not impose any of its fees for Scudder Select 500 Fund amounting to $24,290. Prior to October 2, 2000, SFAC did not impose any of its fees for Scudder Select 1000 Growth Fund amounting to $23,458.

Effective August 28, 2000 for Scudder Select 500 Fund and effective October 2, 2000 for Scudder Select 1000 Growth Fund, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended February 28, 2001, Trustees' fees and expenses imposed for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund aggregated $11,850 and $18,552, respectively. In addition, a one-time fee of $8,808 and $8,808 for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, respectively, was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note E. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has borne $4,404 and $4,404 of such costs for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, respectively.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended February 28, 2001, Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's custodian fees were reduced by $3,735 and $556, respectively. Prior to August 28, 2000 for Scudder Select 500 Fund and prior to October 2, 2000 for Scudder Select 1000 Growth Fund, transfer agent fees were reduced by $567 and $701, respectively.

Effective August 28, 2000 for Scudder Select 500 Fund and effective October 2, 2000 for Scudder Select 1000 Growth Fund, transfer agent credits are no longer used to reduce Fund expenses.

D. Line of Credit

The Funds and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. During the year ended February 28, 2001, Scudder Select 1000 Growth Fund's weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $276,471, with a weighted average interest rate of 6.98%. Interest expense for the year ended February 28, 2001 was $633.

E. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by the Advisor and certain of the affected funds.

F. Acquisition of Assets

On August 25, 2000, Scudder Select 500 Fund acquired all the net assets of Scudder Tax Managed Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 213,715 Class S shares of the Fund for 200,021 shares of Scudder Tax Managed Growth Fund outstanding on August 25, 2000. Scudder Tax Managed Growth Fund's net assets at that date ($3,006,967), including $847,697 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $36,102,459. The combined net assets of the Fund immediately following the acquisition were $39,109,426.

G. Share Transactions

The following tables summarize share and dollar activity in Scudder Select 500
Fund:



                                                              For the Period
                                                               May 17, 1999
                                                             (commencement of
                              Year Ended                      operations) to
                          February 28, 2001                 February 29, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .........     116,878   $    1,521,367               --   $           --
Class S** ...........     889,619       11,729,586        3,922,610       47,406,748
                                    $   13,250,953                    $   47,406,748

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class S** ...........     213,715   $    3,006,967               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .........         127   $        1,633               --   $           --
Class S** ...........       9,652          125,765           17,573          210,986
                                    $      127,398                    $      210,986

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .........    (52,646)   $    (681,653)               --   $           --
Class S** ...........   (763,040)      (9,998,527)      (1,328,955)     (16,621,897)
                                    $ (10,680,180)                    $ (16,621,897)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .........      64,359   $      841,347               --   $           --
Class S** ...........     349,946        4,863,791        2,611,228       30,995,837
                                    $    5,705,138                    $   30,995,837

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

The following tables summarize share and dollar activity in Scudder Select 1000 Growth Fund:


                                                              For the Period
                                                               May 17, 1999
                                                             (commencement of
                              Year Ended                      operations) to
                          February 28, 2001                 February 29, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .........     158,718   $    2,039,137               --   $           --
Class S** ...........     910,406       13,320,415        2,534,289       31,911,408
                                    $   15,359,552                    $   31,911,408

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* .........          --   $           --               --   $           --
Class S** ...........          --               --            2,710           40,564
                                    $           --                    $       40,564

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* .........    (18,888)   $    (226,430)               --   $           --
Class S** ...........   (682,926)      (9,511,448)        (623,692)      (8,642,835)
                                    $  (9,737,878)                    $  (8,642,835)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* .........     139,830   $    1,812,707               --   $           --
Class S** ...........     227,480        3,808,967        1,913,307       23,309,137
                                    $    5,621,674                    $   23,309,137

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees and the Shareholders of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund:

                     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (the "Funds") at February 28, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     April 17, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     For corporate shareholders, 100% of the income dividends paid during the Funds' fiscal year ended February 28, 2001 qualified for the dividends received deduction.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                      Thomas V. Bruns*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    William F. Glavin*
   o  Trustee; President, WGBH             o  Vice President
      Educational Foundation
                                         James E. Masur*
 Dawn-Marie Driscoll                       o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,      Lois R. Roman*
      Center for Business Ethics,          o  Vice President
      Bentley College
                                         Howard S. Schneider*
 Edgar R. Fiedler                          o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The           Robert D. Tymoczko*
      Conference Board, Inc.               o  Vice President

 Keith R. Fox                            John Millette*
   o  Trustee; General Partner,            o  Vice President and Secretary
      The Exeter Group of Funds
                                         Kathryn L. Quirk*
 Joan E. Spero                             o  Vice President and
   o  Trustee; President, The Doris           Assistant Secretary
      Duke Charitable Foundation
                                         John R. Hebble*
 Jean Gleason Stromberg                    o  Treasurer
   o  Trustee; Consultant
                                         Brenda Lyons*
 Jean C. Tempel                            o  Assistant Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC           Caroline Pearson*
                                           o  Assistant Secretary
 Steven Zaleznick
   o  Trustee; President and             *Zurich Scudder Investments, Inc.
      Chief Executive Officer,
      AARP Services, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




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

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments